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                                                                 EXHIBIT 21
                                                                 ----------
                           SUBSIDIARIES OF REGISTRANT
                           --------------------------


                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------
     Battery Park Capital Corp.

     BS Agency GP Capital Inc.                          Delaware

     Bear Stearns (Israel), Inc.                        Delaware

     Bear Stearns Acquisition Corp.                     Delaware

          Bear Stearns Acquisition IX, Inc.             Delaware

     Bear Stearns Acquisition II, Inc.                  Delaware

     Bear Stearns Acquisition Corporation IV            Delaware

          CDG Holdings, Inc.                            Massachusetts

               Cambridge Dry Goods Co. Inc.             Massachusetts

     Bear Stearns Acquisition V, Inc.                   Delaware

     Bear Stearns Acquisition Corporation VII           Delaware

     Bear Stearns Acquisition Corporation XI            Delaware

     Sure Fit Holdings, Inc.                            Delaware

     Bear Stearns Acquisition XII, Inc.                 Delaware

          Monetary Management Holdings, Inc.            Delaware

     Bear Stearns Acquisition XIV, Inc.                 Delaware

     Bear Stearns Argentina Inc.                        Delaware

     Bear Stearns Asset Backed Investors Corp.          Delaware

     Bear Stearns Capital Markets Inc.                  Delaware

     Bear Stearns Fiduciary Services, Inc.              Delaware

     Bear Stearns Forex Inc.                            Delaware

     Bear Stearns Funds Management Inc.                 New York













     NYFS04...:\25\22625\0110\7120\EXH91994.Y90
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                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------

     Bear Stearns FLLC Corp.                            Delaware

          Bear Stearns Finance LLC                      Cayman Islands

     Bear Stearns Government Securities, Inc.           New York

     Bear Stearns Global Asset Holdings, Ltd.           Cayman Islands

     Bear Stearns Government Product Corp.              Delaware

     Bear Stearns Global Equity Derivatives Inc.        Delaware

     Bear Stearns Global Investors Inc.                 New York

     Bear Stearns Finance S.A.                          France

          CLBS Titrisation S.A.                         France

          ABC Gestion                                   France

     Bear Stearns Holdings Limited                      United Kingdom

          Bear, Stearns International Limited           United Kingdom

          Bear Stearns U.K. Limited                     United Kingdom

          Bear Stearns International Trading Limited    United Kingdom

          Bear Stearns Oil Trading Limited              United Kingdom

     Bear Stearns China SPC, Inc.                       Delaware

     BSCP Cayman, Inc.                                  Cayman Islands

          Bear Stearns China L.P.                       Cayman Islands
                                                         L.P.

               Bear Stearns China Direct                Cayman Islands
               Investment Fund L.P.                      L.P.

     Bear, Stearns Insurance Agency Incorporated        Massachusetts

     Bear Stearns Insurance Agency of California,       California
     Incorporated

     Bear, Stearns International Holdings Inc.          New York

                Bear Stearns Hong Kong Limited          Hong Kong






















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                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------

                Bear Stearns Asia Limited               Hong Kong

     Bear Stearns Investment Advisors Inc.              Delaware

     Bear Stearns Mortgage Capital Corporation          Delaware

          Bear, Stearns Funding, Inc.                   Delaware

          Bear, Stearns Mortgage Securities Inc.        Delaware

     Bear Stearns Municipal Capital Markets             Delaware

     Bear Stearns N.Y., Inc.                            New York

     Bear, Stearns Netherlands Holding B.V.             Netherlands

          Bear Stearns Jahangir Siddiqui Ltd.           Pakistan j.v.
                                                         (< 30%)

          Bear Stearns Bank GmbH                        Germany

     Bear Stearns Securities Administration Corporation Delaware

     Bear Stearns Real Estate Group Inc.                New York

     Bear, Stearns Realty Investors, Inc.               Delaware

     Bear Stearns Realty Partners Corporation           Delaware

          Bear Stearns Realty Partners                  Delaware L.P.
          Apartment Fund I LP (GP)

     Bear Stearns Realty Inc.                           Texas

     Bear Stearns Secured Investors Inc.                Delaware

     Bear Stearns Secured Investors Inc. II             Delaware

     Bear Stearns Spanish Securitization Corp.          Delaware

     Bear Stearns Structured Products Corp.             Delaware

     Bear, Stearns & Co. Inc.                           Delaware

     Bear Stearns & Co. L.P.                            Delaware L.P.

     Bear, Stearns Government Securities, Inc.          New York
























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                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------

     Bear, Stearns N.V.                                 Netherlands
                                                         Antilles

     CMC Commercial Assets Corporation                  New York

          Bear, Stearns Commercial                      Delaware
          Mortgage Securities Inc.

     Bear Tel Corp.                                     Delaware

     BS Fund America 1993-C GP Capital Inc.             Delaware

     BS Fund America 1993-D GP Capital Inc.             Delaware

     BSC Hotel Capital Corporation                      New York

     BSC Service Corp.                                  Delaware

     Custodial Trust Company                            New Jersey

          CTC Services, Inc.                            New York

          Custrust                                      New Jersey
                                                         G.P.

     Bear Stearns Investment Advisors Inc.              Delaware

          Street Pricing Service                        New York G.P.

     EMC Mortgage Corporation                           Delaware

          EMC Funding Corporation                       Delaware

          EMC Funding Corporation Two                   Delaware

          EMCGP Capital Inc.                            Delaware

          EMC Residential Mortgage Corporation          Delaware

          ISB Real Estate Corporation                   Delaware

     Bear Stearns Park Avenue Trading Corporation       Delaware

     Bear Stearns Global Investors Inc.                 New York

     Sloate, Weisman, Bear, Stearns Capital             Delaware
     Management, Inc.

     MAX Recovery Inc.                                  Delaware






















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                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------

     Bear Stearns Philippines Ltd.                      Delaware

          Bear Stearns State Asia, Inc.                 Philippines

     Bear Stearns Investment Advisors Inc.              Delaware

          Street Pricing Service                        New York
                                                         Partnership

     BSMSI 1993-12 Reserve Fund Corp.                   Delaware

     BSTE Funding I Inc.                                Delaware

     BSTE Funding II Inc.                               Delaware

     BSTE Funding III Inc.                              Delaware

     Thanksgiving Properties, Inc.                      Texas

     Blaylock & Co. L.P. (25% owned)                    Delaware



















































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                    Subsidiaries or Indirect Subsidiaries of
                            Bear, Stearns & Co. Inc.
                            ------------------------
                                                      Jurisdiction of
                                                       Incorporation
     Subsidiary                                       or Organization
     ----------                                       ---------------
     Bear, Stearns Securities Corp.                     Delaware

          Common Back Office, Inc.                      Delaware

     BSC Securities Corp.                               New York

     Bear Stearns S.A.                                  France

     Bear Specialist, Inc.                              New York

     Bear Stearns American Specialist Inc.              New York

     Bear, Stearns Benefits Planning Group Inc.         New York

          Bear Stearns Benefits Planning Group          New York L.P.

     B.S.C. Nominee Corp.                               New York

     Brokers' Soft Dollar, Inc.                         New York

     Autobond Inc.                                      New York

     Bear Stearns Global Asset Trading, Ltd.            Cayman Islands

     Bear Stearns (Japan), Ltd.                         Delaware